Square & Afterpay Square Adds Afterpay to Seller and Cash App, Connecting its Ecosystems Exhibit 99.3

Square + Afterpay | Aug 2021 Legal Disclaimers Additional Information and Where to Find It In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com. Participants in the Solicitation Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. This communication should not be construed in any manner as a recommendation to any reader of this communication. This communication is not a prospectus, product disclosure statement or other offering document for the purposes of Australian law and will not be lodged with the Australian Securities and Investments Commission. The information in this communication does not purport to contain all the information which a prospective investor or shareholder in Square or Afterpay may require in evaluating the proposed transaction or a possible investment in Square or Afterpay or that would be required in a prospectus or product disclosure statement prepared in accordance with the requirements of Australian law. This communication includes only summary information and does not purport to be comprehensive. The information contained in this communication has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed upon, the quality, fairness, accuracy, completeness or correctness of the information or opinions contained in this communication or as to the reasonableness of any assumptions contained herein or in any other information made available (whether in writing or orally) to the recipient and Square and Afterpay, their respective affiliates, directors, officers, advisors, employees, representatives or advisors, expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; buy-now-pay-later being a rapidly growing opportunity; and expectations around the financial impact of the transaction on Square’s financials. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay. In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions including shareholder approvals; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements. All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice. The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions. Non-U.S. GAAP/Non-IFRS Measures This communication includes certain non-U.S. GAAP and/or non-IFRS measures not based on generally accepted accounting principles or international financial reporting standards. These non-U.S. GAAP/non-IFRS measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP and/or IFRS. The non-U.S. GAAP/non-IFRS measures used by Square and/or Afterpay may differ from the non-U.S. GAAP/non-IFRS measures used by other companies.

Square + Afterpay | Aug 2021 Legal Disclaimers This Presentation includes certain pro forma financial information. Any such pro forma historical financial information provided in this Presentation is for illustrative purposes only and is not represented as being indicative of APT’s views on its, nor anyone else’s, future financial position and/or performance. Any pro forma historical financial information has been prepared by APT in accordance with the measurement and recognition principles, but not the disclosure requirements, prescribed by the Australian Accounting Standards (AAS). In addition, the pro forma financial information in this Presentation does not purport to be in compliance with Article 11 of Regulation S-X of the rules and regulations of the U.S. Securities and Exchange Commission. Investors should be aware that certain financial measures included in this Presentation are ‘non-IFRS financial information’ under ASIC Regulatory Guide 230: ‘Disclosing non-IFRS financial information’ published by ASIC and also ‘non-GAAP financial measures’ within the meaning of Regulation G under the U.S. Securities Act and are not recognised under AAS and International Financial Reporting Standards (IFRS). Such non-IFRS financial information/non-GAAP financial measures do not have a standardised meaning prescribed by AAS or IFRS. Therefore, the non-IFRS financial information may not be comparable to similarly titled measures presented by other entities, and should not be construed as an alternative to other financial measures determined in accordance with AAS or IFRS. Although APT believes these non-IFRS financial measures provide useful information to investors in measuring the financial performance and condition of its business, investors are cautioned not to place undue reliance on any non-IFRS financial information/non-GAAP financial measures included in this Presentation. Future performance and forward-looking statements This presentation contains statements that are, or may be deemed to be, forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the terms “believe”, “estimate”, “plan”, “target”, “project”, “anticipate”, “expect”, “intend”, “likely”, “may”, “will”, “could” or “should” or similar expressions, or by discussions of strategy, plans, objectives, targets, goals, future events or intentions. Indications of, and guidance on, future earnings and financial position and performance are also forward-looking statements. Factors related to the pending Transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending Transaction; filings and approvals relating to the pending Transaction; the ability to complete the pending Transaction considering the various closing conditions including shareholder approvals; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending Transaction. You are cautioned not to place undue reliance on such forward-looking statements. Such forward looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, many of which are beyond the control of APT or any of its related entities which may cause actual results to differ materially from those expressed or implied in such statements. There can be no assurance that actual outcomes will not differ materially from these statements. No representations, warranty or assurance (express or implied) is given that the occurrence of the events expressed or implied in any forward-looking statements in this Presentation will actually occur. The information provided in this Presentation is for illustrative purposes only and is not represented as being indicative of the APT's views on its future financial condition and/or performance. Except as required by law or regulation (including the ASX Listing Rules), APT disclaims any obligation and makes no undertaking to provide any additional or updated information whether as a result of new information, future events or results or otherwise, or to reflect any change in expectations or assumptions. Past performance Past performance, including past share price performance of APT and pro forma historical information in this Presentation, is given for illustrative purposes only and cannot be relied upon as an indicator of (and provides no guidance as to) the future performance of APT, including future share price performance. Disclaimer To the maximum extent permitted by law, APT and their respective related bodies corporate, officers, employees and representatives (including agents and advisers) (each, a Relevant Person), make no representation or warranty, express or implied, as to the currency, accuracy, completeness or reliability of the information contained in this Presentation. In particular, no representation or warranty, express or implied, is given as to the accuracy, completeness or correctness, likelihood of achievement or reasonableness of any forward‐looking statements or statements about future matters contained in this Presentation. To the maximum extent permitted by law, no Relevant Person accepts any liability or responsibility for any expenses, losses, damages or costs incurred by anyone in connection with the information in this Presentation being inaccurate or incomplete in any way for any reason, whether by negligence or otherwise. Statements in this Presentation are made only as of the date of this Presentation (unless otherwise stated) and the information in this Presentation remains subject to change without notice. Investor Presentation The material in this presentation is general background information about Afterpay Limited (APT) and is current at the date of the presentation, 2 August 2021. The information in the presentation is given for informational purposes only, is in summary form and does not purport to be complete. It is intended to be read by a professional analyst audience in conjunction with APT’s other announcements to the ASX, including the FY21 Trading Update and the announcement in relation to Square, Inc.’s proposal to acquire APT. It is not intended to be relied upon as advice to current shareholders, investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor. No representation is made as to the accuracy, completeness or reliability of the presentation. APT is not obliged to, and does not represent that it will, update the presentation for future developments. This Presentation is for information purposes only and is not a prospectus, product disclosure statement or other offering document under Australian law or any other law (and will not be lodged with the Australian Securities and Investments Commission (ASIC) or any other foreign regulator). In connection with Square’s proposal to acquire all of the issued shares in Afterpay by way of a recommended court-approved Scheme of Arrangement (Transaction), Afterpay will prepare and lodge a scheme booklet setting out information in relation to the Transaction. Following approval from the Australian court the scheme book will be dispatched to Afterpay shareholders in connection with the scheme meeting at which Afterpay shareholders would consider whether or not to approve the Transaction. This Presentation should be read in conjunction with the scheme booklet and APT’s other periodic and continuous disclosure announcements lodged with the ASX, which are available at www.asx.com.au. APT encourages APT shareholders to read the scheme booklet carefully and in its entirety as it sets out important information that will assist APT shareholders to make an informed decision about the Transaction. Financial information Afterpay’s financial statements are reported in AUD and prepared in accordance with Australian Accounting Standards and other authoritative pronouncements of the Australian Accounting Standards Board (AASB), and the Corporations Act 2001. Afterpay financial information presented above is extracted from management accounts and is unaudited. It is presented in an abbreviated form insofar as it does not include all presentation and disclosures, statements or comparative information as required by AASB. Afterpay financial information has been converted from AUD to USD using an average exchange rate for the year. Totals and change calculations may not equate precisely due to rounding.

Afterpay: A category and innovation leader in BNPL Section 01

Afterpay: A Category and Innovation Leader in BNPL

Buy-now-pay-later (BNPL) is a rapidly growing opportunity

Significant global opportunity within payments

$10T

Online Payments[1]

~2%

BNPL Penetration

With a number of growth drivers

- Merchants shifting towards omnichannel, and using BNPL to help increase conversion, basket sizes, and customer acquisition
- Consumer preferences shifting away from traditional credit as Millennial and Gen Z consumers with growing spending power prefer more inclusive, flexible, and transparent ways to pay and manage their finances
- Emerging global BNPL trend achieving growth in regions around the world, with overall eCommerce spend projected to average >10% YoY growth globally through 2024

Expected to drive longer-term adoption

Consumer adoption ↗

Merchant adoption ↗

All dollars figures in this presentation are presented in USD, unless otherwise specified.
1. Represents global opportunity, based on IDC's Worldwide New Media Market Model forecast for 2024.
Sources: CB Insights (see Appendix), Worldpay Global Payments Report (2021), eMarketer Retail eCommerce Sales (May 2021)

Square + Afterpay | Aug 2021
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With a differentiated product focused on helping consumers spend responsibly Afterpay: A Category and Innovation Leader in BNPL Afterpay is a category and innovation leader in BNPL Square + Afterpay | Aug 2021 No External Credit Checks or Reporting to Credit Bureaus ✓ Interest Free ✓ Sets Transparent Spending Limits ✓ Rewards to Encourage Repayment ✓ Seamless API Integration ✓ Proven Omnichannel Solution, In-Person in >50K stores ✓

Afterpay: A Category and Innovation Leader in BNPL

Afterpay's growing consumer and merchant bases are designed to reinforce one another


Merchants
Helps drive incremental sales
Afterpay App drove ~1M leads per day across its merchant base in FY21
Differentiated merchant platform
Omnichannel, API native
Attracts more consumers
Improved conversion and retention
Enables consumer demand
As the quantity and variety of merchants increase
Intuitive product design
Transparent pricing, elegant interface
Strong brand affinity
Trusted by Millennial and Gen Z consumers
Consumers


Active Consumers and Merchants
Active Consumers
Active Merchants
2.0M
16K
3.1M
23K
4.6M
32K
7.3M
43K
9.9M
55K
13.1M
75K
16.2M
98K
Jun 2018
Dec
Jun 2019
Dec
Jun 2020
Dec
Jun 2021

A lead is a referral for a Afterpay merchant, such as a search, click, or purchase within the Afterpay App, or when a potential customer is directed to a merchant's site. For definitions of "Active Merchants" and "Active Consumers", please see Appendix.

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7

Afterpay: A Category and Innovation Leader in BNPL

Compelling cohort economics have driven recurring revenue and strong returns on investment for Afterpay

Afterpay cohorts have achieved strong acquisition, retention, and engagement, similar to Square Seller and Cash App cohorts

Annual Transactions by Customer Cohort
(years since onboarded, for AUS & NZ regions as of Feb 2021)


29.1x
20.7x
15.7x
10.9x
3.9x
4+ yrs
3+ yrs
2+ yrs
1+ yrs
<1 yr
Afterpay's early Australia & New Zealand customer cohorts transacting ~29x per year

Merchants

Positive annual GMV retention across historical cohorts

Strong paybacks and attractive returns on sales and marketing investments

Growth in monetization with revenue[1] per merchant of >$7K USD (>$9K AUD) in FY21, up 13% YoY

Consumers

Strong consumer retention, with existing consumers driving >90% of GMV[2]

Driving engagement and utility, AUS & NZ consumers transacted more than 15x per year on average in FY21

Growth in monetization with revenue[1] per consumer of $43 USD ($57 AUD) in FY21, up 22% YoY

1. Afterpay revenue refers to Afterpay Total Income, as reported in its financial statements.
2. Portion of GMV from existing consumers is based on Afterpay H1 FY21 period (July to December 2020).
FY21 means Afterpay's fiscal year ended June 30 2021. Afterpay financial results have been converted from AUD to USD using an average exchange rate for the period. For further information on "Afterpay Total Income", "GMV" and the calculation for "GMV retention", please see Appendix.

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Afterpay: A Category and Innovation Leader in BNPL

Afterpay has delivered remarkable growth

With volumes and revenue up ~4x in 2 years

Gross Merchant Volume

105%

CAGR (FY19 to FY21)


$15.8B
$7.4B
$USD
$3.7B
FY19
FY20
FY21
$AUD
$5.2B
$11.1B
$21.1B

Revenue (Afterpay Total Income)

92%

CAGR (FY19 to FY21)


$693M
$347M
$189M
FY19
FY20
FY21
$264M
$519M
$925M

Afterpay fiscal year ends on June 30. Afterpay financial statements are prepared in accordance with Australian Accounting Standards and other authoritative pronouncements of the Australian Accounting Standards Board (AASB), and the Corporations Act 2001. As of the date of this presentation, Afterpay financial statements for the year ended June 30, 2021 are unaudited. Afterpay financial information above has been converted from AUD to USD using an average exchange rate for each respective fiscal period. Afterpay revenue refers to Afterpay Total Income as reported in its financial statements.

Square + Afterpay | Aug 2021
9

Afterpay is less than 2% penetrated within $1T of eCommerce spend in existing geographies Afterpay: A Category and Innovation Leader in BNPL Afterpay has multiple long-term growth drivers Square + Afterpay | Aug 2021 New product offerings and monetization streams Continued global expansion Grow in existing geographies Australia, New Zealand, U.S., Canada, UK, Spain, Italy, France Further expansion into in-person commerce and new verticals Sources: Worldpay Global Payments Report (2021) For further information on Afterpay’s penetration in existing geographies, please see Appendix. GMV by Region Diversifying volumes across geographies, with North America making up nearly 50% of volumes and 65% of consumers in FY21 FY21 FY20 FY19 $AUD

Square & Afterpay: A strategic combination Section 02

Square & Afterpay: A Strategic Combination A shared vision and culture Square + Afterpay | Aug 2021 Economic empowerment” — Square Power an economy in which everyone wins” — Afterpay Our common purpose “ “ Shared focus on empowering and consumers merchants entrepreneurial collaboration Vision Culture Founder-led, management teams with shared purpose, vision, and strong between leadership teams to guide integration and synergies

Square & Afterpay: A Strategic Combination Afterpay builds connections between Seller and Cash App Afterpay will be integrated into Seller and Cash App, strengthening the connection between these ecosystems and helping drive more commerce between merchants and consumers Square + Afterpay | Aug 2021

Square & Afterpay: A Strategic Combination Afterpay integrates into Seller Illustrative merchant and product images pictured. Square + Afterpay | Aug 2021 Afterpay will be integrated into Square’s online and in-person checkout solutions, strengthening Square’s omnichannel platform

Afterpay integrates into Cash App Illustrative seller and product images pictured. Square + Afterpay | Aug 2021 Afterpay consumers will be able to manage their installments and repayments directly within Cash App, helping to drive repeat engagement Square & Afterpay: A Strategic Combination

Afterpay integrates into Cash App Illustrative product images pictured. Square + Afterpay | Aug 2021 Cash App will integrate commerce discovery from Afterpay App to help drive lead generation for merchants and consumer engagement Square & Afterpay: A Strategic Combination CASH APP SELLER

Square & Afterpay: A Strategic Combination

Square and Afterpay combine complementary merchant ecosystems

Creates opportunities to increase Square sellers' sales and introduce new merchants to the Seller ecosystem

Last twelve months (LTM) basis as of 6/30/21	~100K Merchants	Millions of Merchants
Products	BNPL	30+ products including Point of Sale, Managed Payments, CRM, Business Banking, Online, Hardware, Developer Platform, more
Channels	$16B of GMV ($21B AUD) >85% Online	$140B of GPV ~45% In-Person
Seller Size	Enterprise merchants generated majority of GMV	Moving upmarket: Mid-Market merchant segment drove strongest GPV growth
Verticals	Primarily retail	Diverse mix of verticals
Geographies	>50% GMV from outside U.S.	>85% GPV from U.S.

For further information on "GPV", "Merchants", "Enterprise merchants", and "Mid-market merchants", please see Appendix.

Square + Afterpay | Aug 2021 17

Square & Afterpay: A Strategic Combination

Cash App and Afterpay combine complementary consumer ecosystems

Creates opportunities to give Afterpay consumers access to Cash App's broad suite of financial services products, and introduces Afterpay merchants to Cash App's extensive consumer base

LTM basis as of 6/30/21 unless otherwise stated	**16M Consumers**	**>70M Consumers**
Products	BNPL	P2P, Banking, Stocks, Bitcoin, Taxes
Consumer Base	Global Millennial/Gen Z, higher-income Coastal U.S.	Primarily U.S. Millennial/Gen Z South and southeast U.S.
Commerce	In-app shopping discovery $975 in average GMV per consumer as of FY21 (AUD $1.3K)	>10M monthly Cash Card actives Growing Boost rewards platform
Engagement	Multiple purchases per month on avg, with repeat buying	18 transactions per month on avg for monthly actives, up 40% YoY

Cash Card monthly actives as of March 2021. Cash App transactions per month based on average transactions per month for Cash App monthly actives in the first quarter of 2021 across all products.
For further information on "Consumers" and "Cash Card actives", please see Appendix.

Square + Afterpay | Aug 2021 18

Afterpay expected to deliver upside to growth Square financial information for 12 months ended June 30, 2021 is calculated by aggregating the financial information of the four quarters within that period, as publicly reported. Afterpay’s financial statements are reported in AUD and prepared in accordance with Australian Accounting Standards and other authoritative pronouncements of the Australian Accounting Standards Board (AASB), and the Corporations Act 2001. Afterpay financial information presented above is extracted from management accounts and is unaudited. It is presented in an abbreviated form insofar as it does not include all presentation and disclosures, statements or comparative information as required by AASB. Afterpay financial information has been converted from AUD to USD using an average exchange rate for the year. Square + Afterpay | Aug 2021 USD 12 months ended 6/30/21 Square Unaudited financials (Prepared in accordance with U.S. GAAP) Afterpay Unaudited financials (Prepared in accordance with AASB) Gross Profit $3.7B $506M Growth YoY 71% 96% 2-year CAGR 52% 86% Near-term financial impact Growth Accretive to gross profit growth in year one after closing, excluding synergies Profitability Expect a modest decrease to Adjusted EBITDA margins in year one, excluding synergies, with investments behind strong unit economics and potential synergies expected to drive long-term profitable growth Square & Afterpay: A Strategic Combination

Transaction Summary Section 03 Exhibit 99.3

Transaction Summary Potential for transformative longer-term growth synergies Square + Afterpay | Aug 2021 Consumers Merchants Strengthen Afterpay’s consumer base of 16 million with 70 million annual active Cash App customers Bring Afterpay’s merchant base more consumers through Cash App Reach new Cash App audiences in global geographies Strengthen Afterpay’s merchant base with millions of Square sellers Attract new sellers to Square with BNPL as an acquisition tool Grow in upmarket and in new geographies together Add Afterpay BNPL to Cash App’s ecosystem Integrate commerce discovery from Afterpay App into Cash App to drive engagement Afterpay consumers can receive the benefits of Cash App’s ecosystem, including P2P, stock brokerage, bitcoin, Cash Card, Boost, taxes and more Enable Afterpay BNPL for Square Sellers, supporting their growth through higher transaction sizes and conversion rates Introduce Seller ecosystem to Afterpay’s merchants Grow Afterpay’s presence with SMBs, in-person commerce, and new verticals Expand customer base Opportunity to invest behind long-term growth for Square and Afterpay across multiple strategic levers Strengthen products and build connections

Transaction Summary Transaction overview Square + Afterpay | Aug 2021 Strategic Rationale Afterpay is a category leader in the growing BNPL opportunity, focused on helping consumers pay and manage their financial wellbeing responsibly and empowering merchants to grow their business. Square will integrate Afterpay into two of its existing ecosystems, strengthening the connections between its Seller and Cash App ecosystems and unlocking cross-sell opportunities with Afterpay. Together, Square and Afterpay will focus on delivering growth at scale, and intend on investing behind transformative opportunities to drive long-term profitable growth. Structure Afterpay shareholders will receive a fixed exchange ratio of 0.375 shares of Square Class A common stock for each Afterpay ordinary share they hold on the record date. Square may elect to pay 1% of total consideration in cash. Transaction valued at $29B (AUD $39B). Management & Governance Afterpay to be integrated into Square’s Seller and Cash App ecosystems. Afterpay’s Co-Founders and Co-CEOs Anthony Eisen and Nick Molnar will join Square upon closing of the transaction. Anthony Eisen and Nick Molnar will run the respective Afterpay businesses in Cash App and Seller, led by Brian Grassadonia and Alyssa Henry, respectively. Square will appoint one Afterpay director as a member of the Square Board of Directors immediately following closing. Timing & Approvals Expected to close in the first quarter of calendar year 2022, subject to the satisfaction of conditions precedent as is customary for transactions of this nature, including, among other things, approval by the shareholders of both companies, receipt of required regulatory approvals and no material adverse effect in relation to Afterpay or Square.

Appendix Section 04

Appendix

Square | Afterpay Historical Financials

Square

Prepared in accordance with U.S. GAAP

$USD millions	Jul-Dec 2019 (FY 2H19)	Jan-Jun 2020 (FY 1H20)	Jul-Dec 2020 (FY 2H20)	Jan-Jun 2021 (FY 1H21)
Gross Profit	$1,027	$1,135	$1,598	$2,105
Growth YoY	40%	32%	56%	85%
Adj. EBITDA	$250	$107	$367	$596
Adj. EBITDA margins (% of gross profit)	24.3%	9.4%	23.0%	28.3%

Afterpay

Prepared in accordance with AASB

$USD millions Unaudited financials	Jul-Dec 2019 (FY 1H20)	Jan-Jun 2020 (FY 2H20)	Jul-Dec 2020 (FY 1H21)	Jan-Jun 2021 (FY 2H21)
Gross Profit	$113	$145	$222	$284
Growth YoY	80%	73%	97%	96%
EBITDA (excl. Significant Items)	$5	$24	$35	—
EBITDA margins (% of gross profit)	4.7%	16.7%	15.6%	—

Square's half-year historical financial information is calculated by aggregating the quarterly results within the respective half year period. Afterpay's second half historical financial information is calculated by subtracting first half financial information from corresponding full-year financial information. Afterpay's financial statements are reported in AUD and prepared in accordance with Australian Accounting Standards and other authoritative pronouncements of the Australian Accounting Standards Board (AASB), and the Corporations Act 2001. Afterpay financial information presented above is extracted from management accounts and is unaudited. It is presented in an abbreviated form insofar as it does not include all presentation and disclosures, statements or comparative information as required by AASB. Afterpay financial information has been converted from AUD to USD using an average exchange rate for the respective half year period. The basis of calculation and the reconciliations for EBITDA (excl. Significant Items) of Afterpay are included in their public filings with the SEC and ASX, respectively. Afterpay FY 2H21 EBITDA (excl. Significant Items) was not yet available as of the date of this presentation. As shared in Afterpay's FY21 Trading Update, Net Transaction Margin (NTM) (unaudited) for FY21 is expected to be above 2%. H2 FY21 declined moderately from H1 FY21 predominantly driven by a higher contribution from international markets during the period.

Square + Afterpay | Aug 2021 24

Appendix Square Financial Reconciliation Square + Afterpay | Aug 2021 Square’s half-year historical financial information is calculated by aggregating the quarterly results within the respective half year period. Jul-Dec 2019 Jan-Jun 2020 Jul-Dec 2020 Jan-Jun 2021 FY 2H19 FY 1H20 FY 2H20 FY 1H21 Net income (loss) attributable to common stockholders 420,337 (117,369) 330,474 243,029 Net income (loss) attributable to noncontrolling interests - - - (343) Net income (loss) 420,337 (117,369) 330,474 242,686 Share-based compensation expense 157,309 173,483 224,017 264,988 Depreciation and amortization 37,844 41,117 43,095 57,595 Interest expense, net 11,692 23,975 32,968 6,717 Other (income), net (12,256) (19,729) (271,996) (48,260) Bitcoin impairment losses - - - 65,126 Loss on disposal of property and equipment 708 1,699 871 989 Gain on sale of asset group (373,445) - - - Acquisition related and other costs 2,824 3,580 3,902 14,318 Acquired deferred revenue adjustment 2,152 959 538 447 Acquired deferred costs adjustment (427) (236) (139) (124) Provision (benefit) for income taxes 3,114 (217) 3,079 (8,413) Adjusted EBITDA 249,852 107,262 366,809 596,069 Adjusted EBITDA Prepared in accordance with U.S. GAAP

Appendix Definitions Square + Afterpay | Aug 2021 SLIDE 5 “BNPL penetration” from CB Insights “Disrupting The $8T Payment Card Business: The Outlook On ‘Buy Now, Pay Later’” (2021). SLIDE 7 “Active Merchants” is defined as having transacted at least once in last 12 months. “Active Consumers” is defined as having transacted at least once in last 12 months. SLIDE 8 “GMV” or Gross Merchandise Value is a measure of the total order value processed on the Afterpay platform. “GMV retention” is calculated as the year-over-year GMV growth of a monthly seller cohort, averaged over the last twelve months. GMV retention was positive for Afterpay from FY19 through FY21 (fiscal year ending June). “Afterpay Total Income” or Group Total Income is derived from the difference between the consumers underlying order value (Afterpay Income), late fees (Other Income), and Pay Now Revenue. SLIDE 10 Afterpay’s penetration in existing markets is calculated based on Afterpay’s FY21 GMV as a percentage of eCommerce spend in its existing markets as estimated by Worldpay. SLIDE 17 “Merchants” for Afterpay are defined as having transacted at least once in last 12 months, and for Square are defined as making more than one payment over the last four quarters. “Enterprise merchants” for Afterpay are defined as merchants with more than $100 million in overall sales, including sales outside of their GMV through Afterpay. “Mid-market merchants” for Square are defined as sellers that generate more than $500,000 in annualized GPV. “GPV” refers to Seller GPV (Gross Payment Volume), which represents payment volume from Square’s Seller ecosystem. Seller GPV is composed of the total dollar amount of all card payments processed by sellers using Square, net of refunds and ACH transfers, and does not include GPV from Square’s Cash App ecosystem. SLIDE 18 “Consumers” for Afterpay refer to active consumers and are defined as having transacted at least once in last 12 months, and for Cash App refer to annual transacting active customers and are defined as completing at least one financial transaction using any product or service within Cash App during the last 12 months. “Cash Card active” has at least one financial transaction using Cash Card during the specified period.